PANORAMA SERIES FUND, INC.
OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
Supplement dated March 28, 2012 to the
Prospectus dated April 29, 2011

This supplement amends the Prospectus of the above-referenced fund (the “Fund”).

Effective March 29, 2012:

1.	The section titled “Portfolio Manager” is deleted in its entirety and is replaced with the following:

Portfolio Managers. George R. Evans, CFA, has been a Vice President and lead portfolio manager of the Fund since October 1999 and Robert B. Dunphy, CFA, has been co-portfolio manager of the Fund since March 2012.

2.	The section titled “Portfolio Manager” is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by George R. Evans, CFA, and Robert B. Dunphy, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Evans has been a Vice President and lead portfolio manager of the Fund since October 1999 and Mr. Dunphy has been co-portfolio manager of the Fund since March 2012.

Mr. Evans has been the Director of Equities of the Manager since October 2010 and a Senior Vice President of the Manager since July 2004. He has been the Director of International Equities of the Manager since July 2004. He was Vice President of HarbourView Asset Management Corporation from July 1994 to November 2001 and Vice President of the Manager from October 1993 to July 2004.  Mr. Evans is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Dunphy has been a Vice President of the Manger since January 2011. He was a Senior Research Analyst and Assistant Vice President of the Manager from May 2009 to January 2011, and an Intermediate Research Analyst of the Manager from January 2006 to May 2009.  Mr. Dunphy is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

March 28, 2012	PS0616.006